Exhibit 99.3

Memorandum

Date:	5 January 2017
To:	CEB Global
From:	Tom Monahan
Re:	CEB Joins Gartner

CEB Colleagues,

We took a major step forward today to continue unlocking the potential of organizations and leaders. I’m pleased to share that CEB has agreed to be acquired by Gartner, the world’s leading information technology research and advisory company. This transaction creates substantial and immediate value for our shareholders and, importantly, opens up compelling new opportunities for member impact and career growth.

We have long admired Gartner for its impact on clients and track record of growth. As many of you already know, Gartner provides syndicated research and advisory services in IT, Marketing and Supply Chain. And like CEB, Gartner has a rich history and culture that is collaborative, client-centric, and centered on research and insight. Founded in 1979 and headquartered in Stamford, CT, the firm now employs almost 9,000 associates and serves clients in more than 90 countries.

The addition of CEB’s best practice and talent management insights across a range of business functions to Gartner’s depth in Information Technology, Marketing and Supply Chain, will enable the combined company to support the mission-critical priorities of business leaders at every size company, in every industry, in every market globally. Together, we will be even better positioned to help our client companies make the right decisions in a world of increasing speed and complexity, where managing technology, talent, customers and risk is more important, and challenging, than ever.

Joining forces with Gartner enables us to accelerate priorities in the growth plan that the CLT has shared. Much of the value in this transaction comes from capturing a range of revenue synergies. Using Gartner’s global presence and operating scale, we will more quickly achieve scale in our key markets and – as part of a broader platform – accelerate the growth of our strongest offerings. We’ll also boost our ability to get in front of our customers for meaningful service and commercial interactions and continue to broaden our demand generation toolset.

I’m most excited by the opportunities this will create for our teams globally. Like CEB, Gartner maintains a laser-like focus on business growth, which in turn creates new opportunities for career enhancement and advancement. As part of talent planning for this announcement, we realized that the two companies are on track to hire more than 3,000 new employees this year across every function. This gives you some sense of the opportunities to grow, develop, and manage, that lie ahead. As we have spent (lots of) time with the Gartner management team, we’ve also come to appreciate the deep similarities in our cultures.

Both CEB’s and Gartner’s Boards of Directors unanimously support this proposed acquisition, and are similarly excited about the benefits to shareholders, members and clients, and team members.

Importantly, until the transaction is completed, which is expected to occur in the first half of 2017, Gartner and CEB will continue to operate as separate, independent companies. As such, our goals for delivering member impact and business value remain the same, and there will be no change in the day-to-day operations of either company as a result of this announcement.

In the near future, you can expect additional opportunities to learn more about the vision for the combined companies and to hear directly from Gartner’s leadership. I’ll start by sharing a letter from Gene Hall, Gartner’s CEO, to our team later today.

Should you have immediate questions, please review the accompanying FAQs; you may also email CEB360@cebglobal.com. And if you receive any inquiries from members of the media, please forward them to Leslie Tullio (ltullio@cebglobal.com). If you receive any investor inquiries, please forward them to Rich Lindahl (rlindahl@cebglobal.com).

TM

Thomas L. Monahan III

Chairman and CEO

CEB – What the Best Companies Do (NYSE: CEB)

Phone: 001 571 303 4013

E-Mail: monahant@cebglobal.com

Assistant: Kay Gunn

Phone: 001 571 303 4079

E-Mail: kgunn@cebglobal.com

Cautionary Note Regarding Forward-Looking Statements

This Current Report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements generally relate to future events or our future financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as “will be,” “will,” “expects,” “expected,” “intends,” “continue,” or similar expressions, and include the assumptions that underlie such statements. These forward-looking statements include statements about future financial and operating results; benefits of the transaction to customers, stockholders and employees; potential synergies and cost savings; the ability of the combined company to drive growth and expand client relationships; the financing of the transaction and other statements regarding the proposed transaction. The Company’s expectations and beliefs regarding these matters may not materialize, and actual results in future periods are subject to risks and uncertainties that could cause actual results to differ materially from those projected, including but not limited to:

•	failure of the Company’s stockholders to adopt the Merger Agreement or that the companies will otherwise be unable to consummate the Merger on the terms set forth in the Merger Agreement;

•	the risk that the financing for the merger consideration will not be obtained;

•	the risk that the businesses will not be integrated successfully;

•	the risk that synergies will not be realized or realized to the extent anticipated;

•	uncertainty as to the market value of the non-cash portion of the merger consideration to be paid in the Merger;

•	the risk that required governmental approvals of the Merger will not be obtained;

•	the risk that, following this transaction, Gartner will not realize on its financing or operating strategies;

•	litigation in respect of either company or the Merger; and

•	disruption from the Merger making it more difficult to maintain certain strategic relationships.

The forward-looking statements contained in this Current Report are also subject to other risks and uncertainties, including those more fully described in our filings with the SEC, including our Annual Report on Form 10-K for the year ended December 31, 2015, which was filed with the SEC on February 29, 2016. The forward-looking statements in this Current Report are based on information available to the Company as of the date hereof, and the Company disclaims any obligation to update any forward-looking statements, except as required by law.

Additional Information and Where to Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

This communication is being made in respect of a proposed business combination involving Gartner and the Company. In connection with the proposed transaction, Gartner will file with the SEC a Registration Statement on Form S-4 that includes the preliminary proxy statement of the Company and that will also constitute a prospectus of Gartner. The information in the preliminary proxy statement/prospectus is not complete and may be changed. Gartner may not issue the common stock referenced in the proxy statement/prospectus until the Registration Statement on Form S-4 filed with the SEC becomes effective. The preliminary proxy statement/prospectus, this Current Report on Form 8-K and any related communication are not offers to sell Gartner securities, are not soliciting an offer to buy Gartner securities in any state where the offer and sale is not permitted and are not a solicitation of any vote or approval. The definitive proxy statement/prospectus will be mailed to stockholders of the Company.

GARTNER AND THE COMPANY URGE INVESTORS AND SECURITY HOLDERS TO READ THE DEFINITIVE PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Investors and security holders will be able to obtain these materials (when they are available) and other documents filed with the SEC free of charge at the SEC’s website, www.sec.gov. Copies of documents filed with the SEC by Gartner (when they become available) may be obtained free of charge on Gartner’s website at www.gartner.com or by directing a written request to Gartner, Inc., Investor Relations, 56 Top Gallant Road Stamford, CT 06902-7747. Copies of documents filed with the SEC by the Company (when they become available) may be obtained free of charge on the Company’s website at www.cebglobal.com or by directing a written request to the Company care of Investor Relations, 1919 North Lynn Street, Arlington, VA 22209.

Participants in the Merger Solicitation

Each of Gartner, the Company and their respective directors, executive officers and certain other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding these persons who may, under the rules of the SEC, be considered participants in the solicitation of the Company’s stockholders in connection with the proposed transaction is set forth in the proxy statement/prospectus described above filed with the SEC. Additional information regarding Gartner’s executive officers and directors is included in Gartner’s definitive proxy statement, which was filed with the SEC on April 11, 2016. Additional information regarding the Company’s executive officers and directors is included in the Company’s definitive proxy statement, which was filed with the SEC on April 29, 2016. You can obtain free copies of these documents using the information in the paragraph immediately above.